NEWS RELEASE

MVB Financial Announces New Executive Team for 2016

FAIRMONT, W.Va., (December 3, 2015) – MVB Financial Corp., (OTC Markets Group OTCQB: MVBF) today announced new executive officers for 2016, including the appointment of Donald T. Robinson to the position of Executive Vice President & Chief Financial Officer.

Effective January 1, 2016, MVB has named new executive officers for the 2016 calendar year. Larry F. Mazza, will serve as Chief Executive Officer and President,   Donald T.  Robinson, Executive Vice President and Chief Financial Officer, and Patrick Esposito, Senior Vice President, Chief Legal and Risk Officer.

Robinson, who is a Certified Public Accountant (“CPA”) brings 19 years of accounting, banking and financial services experiences to this new position with MVB, including past service in large public accounting firms, management roles for publicly traded companies, and as a mergers and acquisitions advisor.  Prior to joining the company, Robinson served as: a community market president and state commercial lending leader for Huntington Bancshares, Inc. and Executive Vice President and Chief Accounting officer for Linn Energy, Inc., a publicly traded oil and gas company, among other roles.

Robinson succeeds Bret S. Price to the position of CFO. Price will remain with MVB and transition to the new position of Senior Vice President, Corporate Treasurer in which he will the lead the growth of the company’s financial modeling operations.

Additionally, the company noted other internal changes to its management team structure. Bob Bardusch, Executive Vice President and Chief Information Officer, will provide interim leadership of MVB's operations during 2016. Joshua Anderson has joined the MVB Financial Corp. as Information Security Officer and Aly Gregg, Chief Marketing Officer, will now serve as MVB Financial Corp's. Senior Vice President, Corporate Communications, as well as Community Reinvestment Act Officer for MVB Bank.

About MVB Financial Corp.

MVB Financial Corp. (“MVB” or “MVB Financial”; OTCQB: MVBF) was formed on January 1, 2004 as a bank holding company and, effective December 19, 2012, elected to become a financial holding company. MVB Financial features multiple subsidiaries and affiliated businesses, including MVB Bank, Inc. (“MVB Bank”), Potomac Mortgage Group, Inc. which does business as MVB Mortgage, and MVB Insurance, LLC. The Company’s principal executive offices are located at 301 Virginia Avenue, Fairmont, W.Va., 26554-2777, and its telephone number is (304) 363-4800. For additional information regarding MVBF visit ir.mvbbanking.com.  The OTCQB is a market tier operated by the OTC Market Group Inc., for over-the-counter traded companies that are current in their reporting with a U.S. regulator.

Forward-Looking Statements

All statements other than statements of historical fact included herein are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Such information involves risks and uncertainties that could result in the actual results of MVB Financial Corp. ("MVB Financial" or the "Company") differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to: (i) the Company may incur loan losses due to negative credit quality trends in the future that may lead to deterioration of asset quality; (ii) the Company may incur increased charge-offs in the future; (iii) the Company could have adverse legal actions of a material nature; (iv) the Company may face competitive loss of customers; (v) the Company may be unable to manage its expense levels; (vi) the Company may have difficulty retaining key employees; (vii) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (viii) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (ix) changes in other regulations, government policies, and application of regulations affecting bank holding companies and their subsidiaries, including changes in monetary policies, may negatively impact the Company's operating results and that could negatively impact or preclude current and future acquisition activities; (x) the effects of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III may adversely affect the Company; (xi) the risk that the benefits from the planned acquisition, by MVB Bank, Inc. ("MVB Bank"), of two branches of Susquehanna Bank in Berkeley County, West Virginia, may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, the degree of competition in the geographic and business areas in which MVB Bank operates, integration factors, and the reaction of Susquehanna Bank clients, which bank at the two branches that are planned for acquisition by MVB Bank, to MVB Bank;  (xii) the risk that the new investments to support the growth of MVB Insurance, LLC ("MVB Insurance") may not be fully realized or may take longer than expected due to general economic and market conditions; (xiii) diversion of management time on acquisition or diversified growth issues; and, (xiv) other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

# # #